UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 6, 2010


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


       1-14244                                       84-1214736
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(Commission File Number)                (I.R.S. Employer Identification No.)

              810 N. FARRELL DRIVE, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)



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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS....................................................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................1

               Item 5.02 Departure of Directors or Certain Officers; Election of
               Directors;   Appointment   of  Certain   Officers;   Compensatory
               Agreements of Certain Officers

SECTION 6.   [RESERVED]........................................................1

SECTION 7.   REGULATION FD.....................................................1

SECTION 8.   OTHER EVENTS......................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................2

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.

SECTION 2.  FINANCIAL INFORMATION

         Not Applicable

SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On July 1, 2010, Environmental Service Professionals, Inc., a Nevada corporation (the "Company"), appointed Sam G. McMillan to be the President of the Company, while Mr. Edward L. Torres vacates that position and remains as the Company's Chief Executive Officer. As the Company's new President, Mr. McMillan will be in charge of the Company's operations. He has held numerous senior management positions in sales and operations for more than 18 years. Most recently, he served for more than a decade as Senior Global Director for CompuCom Systems, Inc., in San Ramon, California, developing business strategies and complex opportunities for CompuCom's largest Fortune 1000 clients and all private equity client relationships. Prior to that, he was Senior Director of Integration for CACI in support of its responsibilities to the United States, including all aspects of contract negotiations and management in support of all outsourced IT services.

         The Company is focused on providing affordable, environmentally safe and efficient homes for hard-working American families. In addition to an affordable, consolidated home inspection program covering energy audits, indoor air quality, home inspections, radon, lead and asbestos, the Company has developed a unique Certified Environmental Home Inspectors(TM) (CEHI) program. During the next 36 months it expects to train and hire over 50,000 Veterans as CEHI inspectors and over 10,000 Disabled Veterans to become Customer Service Representatives to support the inspectors and customers of this program. The compensation arrangement for Mr. McMillan will be finalized in the near future and announced at that time.

SECTION 6.  [RESERVED]


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.



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

SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
               ---------------------------------------------------
                                  (Registrant)

Date: July 6, 2010


                              /s/ Edward L. Torres
             -------------------------------------------------------
                    Edward L. Torres, Chief Executive Officer




















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